Exhibit 99.1

AMENDED AND RESTATED CHARTER OF EAST TENNESSEE MATERIALS AND ENERGY CORPORATION

East Tennessee Materials and Energy Corporation, a corporation organized and existing under the laws of the State of Tennessee (the "Corporation"), does hereby certify that:

FIRST: The name of this Corporation is East Tennessee Materials and Energy Corporation.

SECOND: The date of filing of this Corporation's original Charter with the Secretary of State of the State of Tennessee was December 4, 1997. The dates of filing of this Corporation's Certificates of Amendment to the Charter with the Secretary of State of the State of Tennessee were June 8, 1998 and July 24, 1998.

THIRD: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 48-20-103 and 48-20-107 of the Tennessee Business Corporation Act, after being proposed and recommended by the directors and adopted by the shareholders in the manner and by the vote prescribed in Section 48-17-104 of the Tennessee Business Corporation Act.

FOURTH: Pursuant to Section 48-20-107 of the Tennessee Business Corporation Act, this Amended and Restated Charter restates, integrates and amends the provisions of the Corporation's Charter as follows:

ARTICLE I

Name

The name of this Corporation is: East Tennessee Materials and Energy Corporation.

ARTICLE II

Registered Agent

The address of the Corporation's registered office in the State of Tennessee is 530 Gay Street, Knoxville, Tennessee 37902. The name of its registered agent at such address is CT Corporation System.

ARTICLE III

Duration

The duration of the Corporation is perpetual.

State of Tennessee, County of ANDERSON
Received for record the 12 day of
JUNE 2001 at 9:02 AM. (REC# 171869)
Recorded in Book 1204 pages 786- 797
State Tax $ .00 Clerks Fee $ .00,
Recording $ 10.50, Total $ 10.50,
Register of Deeds RICKY MEREDITH
Deputy Register TIM SHELTON

BK 1204 PG 786

ARTICLE IV

Purposes

The objectives and purposes for which the Corporation is organized is for any lawful act or activity for which a corporation may be organized under the Tennessee Business Corporation Act, now or hereafter in effect.

ARTICLE V

Authorized Capital

The number of shares of all classes of stock which the Corporation shall have the authority to issue is 5,500,000 shares, divided into classes designated as follows: (i) 4,000,000 shares shall be common stock, no par value (the "Common Stock"), and (ii) 1,500,000 shares of preferred stock, no par value (the "Preferred Stock").

ARTICLE VI

Attributes of Stock

The designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, for each class of stock of the Corporation shall be as follows:

Common Stock: Each share of Common Stock shall be equal to each other share of Common Stock and, when issued, shall be fully paid and non-assessable, and the personal property of shareholders shall not be liable for corporate debts. Subject to any preferential rights of the holders of Preferred Stock, the holders of Common Stock of the Corporation shall each be entitled to share in any dividends of the Corporation ratably, if, as and when declared by the Board of Directors.

Each holder of record of Common Stock shall have one vote for each share of Common Stock outstanding in his name on the books of the Corporation and shall be entitled to vote said stock.

Rights or Options: At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its capital stock of any class or series to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the Board of Directors of the Corporation may determine. The rights and options may contain provisions which, among other things, adjust the option price or number of shares issuable under such rights or options in the event of an acquisition of shares or a reorganization, merger, consolidation, sale of assets or other occurrence involving the Corporation. The terms and conditions of such rights or options may also include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer or receipt of such rights or options by any person or persons owning or offering to acquire a specified number or percentage of the outstanding Common Stock or other securities of the Corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Preferred Stock: Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is hereby authorized, by resolution or resolutions to provide out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and determine, and is hereby expressly authorized and empowered to fix and determine, by resolution or resolutions, the powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, and in connection therewith, the Board of Directors is expressly authorized and empowered to fix and determine any or all of the following provisions of the shares of such series:

(i) the designation of such series and the number of shares which shall constitute such series;

(ii) the annual dividend rate payable on shares of such series, expressed in a dollar amount per share, and the date or dates from which such dividends shall commence to accrue and shall be cumulative;

(iii) the price or prices at which and the terms and conditions, if any, on which shares of such series may be redeemed;

(iv) the amounts payable upon shares of such series, in the event of the voluntary or involuntary liquidation, distribution of assets (other than payment of dividends), dissolution, or winding up of the affairs of the Corporation;

(v) the sinking funds or mandatory redemption provisions, if any, for the redemption or purchase of shares of such series;

(vi) the extent of the voting powers, if any, of the shares of such series;

(vii) the terms and conditions, if any, on which shares of such series may be converted into shares of stock of the Corporation or any class or classes thereof;

(viii) any other preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such preferences or rights, of shares of such series; and

(ix) the stated value of the shares of such series.

Designation of Series B Preferred Stock

WHEREAS, the Corporation's capital includes Preferred Stock, which Preferred Stock may be issued in one or more series by resolutions adopted by the directors, and with the directors being entitled by resolution to fix the number of shares in each series and to designate the rights, designations, preferences and relative, participating, optional or other special rights and privileges, restrictions and conditions attaching to the shares of each such series;

WHEREAS, it is in the best interests of the Corporation for the Board to create a new series from the Preferred Stock designated as the Series B Preferred Stock, no par value (the "Series B Preferred Stock");

NOW, THEREFORE, BE IT RESOLVED, that the Series B Preferred Stock shall consist of One Million Four Hundred Sixty-Seven Thousand Three Hundred Ninety-Six (1,467,396) shares and no more and shall be designated as the Series B Preferred Stock, and the preferences, rights, privileges, restrictions and conditions attaching to the Series B Preferred Stock shall be as follows:

Part 1 - Voting and Preemptive Rights.

1.1 **Voting Rights**. Except as otherwise required under the Tennessee Business Corporation Act (the "TBCA"), the holders of the Series B Preferred Stock shall have no voting rights whatsoever. To the extent that under the TBCA, the holders of the Series B Preferred Stock are entitled to vote on a matter, each share of the Series B Preferred Stock shall be entitled one (1) vote for each outstanding share of Series B Preferred Stock. Holders of the Series B Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to stockholders) for all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and applicable statutes.

1.2 **No Preemptive Rights**. The Series B Preferred Stock shall not give its holders any preemptive rights to acquire any other securities issued by the Corporation at any time in the future.

Part 2 - Liquidation Rights.

2.1 **Liquidation**. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up at any time when any shares of the Series B Preferred Stock shall be outstanding, the holders of the then outstanding Series B Preferred Stock shall have a preference in distribution of the Corporation's property available for distribution to the holders of the Corporation's Common Stock equal to $1.00 consideration per outstanding share of Series B Preferred Stock ("Liquidation Preference").

2.2 **Payment of Liquidation Preferences**. Subject to the provisions of Part 6 hereof, all amounts to be paid as Liquidation Preference to the holders of Series B Preferred Stock, as provided in this Part 2, shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any of the Corporation's property to the holders of the Corporation's Common Stock, whether now or hereafter authorized, in connection with such liquidation, dissolution or winding up.

2.3 **No Rights After Payment**. After the payment to the holders of the shares of the Series B Preferred Stock of the full Liquidation Preference amounts provided for in this Part 2, the holders of the Series B Preferred Stock as such shall have no right or

claim to any of the remaining assets of the Corporation.

2.4 **Assets Insufficient to Pay Full Liquidation Preference**. In the event that the assets of the Corporation available for distribution to the holders of shares of the Series B Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Part 2, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series B Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series B Preferred Stock and shares of such other class or series ranking on a parity with the shares of this Series B Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Part 3 - Dividends. During the first twelve months of the original issuance of the Series B Preferred the holders of the Series B Preferred are not entitled to receive dividends in connection with the Series B. Preferred. The holders of Series B Preferred Stock shall be entitled to receive, when as and if declared by the Board of Directors out of funds at the time legally available therefore, dividends at the rate of 5% per Annum per share applied to the amount of $1.00 per share, and no more, which shall be fully cumulative, shall accrue without interest (including any interest, sum of money in lieu of interest or other property paid on account of any dividend payment or payments which may be in arrears) beginning one year from the date of original issuance and shall be payable in cash quarterly in arrears on the last day of March, June, September, and December of each year (the "Dividend Due Dates")commencing on the first Dividend Due Date following the expiration of one year from the date of original issuance, (except that if any such date is not a Business Day, then such dividend shall be payable on the next Business Day following such Dividend Due Date provided that, for the purposes of computing such dividend payment, no interest or sum in lieu of interest shall accrue from such Dividend Due Date to the next Business Day following such Dividend Due Date) to holders of record as they appear in the securities register of the Corporation on such record date, not more than 60 nor less than 10 days preceding each Dividend Due Date as is fixed by the Board. For purposes herein, the term Business Day shall mean any day (except a Saturday or Sunday or any day on which banking institutions are authorized or required to close in the State of Tennessee). Dividends on account of dividends in arrears for any past dividend period may be declared at any time and paid on any Business Day without reference to any regular dividend payment date. The amount of dividends payable per share of Series B Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata among all such shares at the time outstanding. The failure to pay, declare, or set

apart for payment any cumulative and unpaid dividends on the Series B Preferred Stock shall not prohibit the Corporation from, and the Corporation may declare, pay, and set apart for payment dividends on any shares of the Corporation's Common Stock and the Corporation may purchase, redeem, or otherwise acquire any shares of the Corporation's Common Stock.

Part 4 - Conversion. The holders of the Series B Preferred Stock shall have no conversion rights regarding the Series B Preferred Stock

Part 5 - Redemption.

5.1 **Redemption**. The Corporation may, at its option and sole discretion, at anytime, and from time to time, from and after one (1) year from the date of issuance of the Series B Preferred Stock, redeem the shares of Series B Preferred Stock, on any portion thereof, for a price per share of the Series B Preferred Stock equal to the Liquidation Preference.

5.2 **Mechanics of Redemption**. Prior to any redemption of Series B Preferred Stock, written notice (the "Redemption Notice") shall be mailed to each holder of record on such notice date of the Series B Preferred Stock stating: (i) the Initial Redemption Date or Subsequent Redemption Date, as applicable, of such shares, (ii) the number of Series B Preferred Stock to be redeemed from the holder to whom the Redemption Notice is addressed, and (iii) instructions for surrender to the Corporation, in the manner and at the place designated, of a share certificate or share certificates representing the number of Series B Preferred Stock to be redeemed from such holder.

5.3 **Surrender of Certificates**. On or before the Initial Redemption Date or Subsequent Redemption Date, as applicable (each, a "Redemption Date"), in respect of any Series B Preferred Stock, each holder of such shares shall surrender the required certificate or certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be made payable, in the manner provided in Section 5 hereof, to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered share certificate shall be canceled and retired. If a share certificate is surrendered and all the shares evidenced thereby are not being redeemed (as described below), the Corporation shall cause the Series B Preferred Stock which are not being redeemed to be registered in the names of the persons or entity whose names appear as the owners on the respective surrendered share certificates and deliver such certificate to such person.

Part 6 - Parity with Other Shares of Series B Preferred Stock and Priority.

6.1 **Rateable Participation**. If any return of capital in respect of Series B

Preferred Stock is not paid in full, the owners of all series of outstanding Series B Preferred Stock shall participate ratably in respect of return of capital.

6.2 **Ranking**. For purposes of this resolution, any stock of any class or series of the Corporation shall be deemed to rank:

6.2.1 Prior or senior to the shares of this Series B Preferred Stock either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of this Series B Preferred Stock;

6.2.2 On a parity with, or equal to, shares of this Series B Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of this Series B Preferred Stock, if the holders of such stock are entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and over the other, as between the holders of such stock and the holders of shares of this Series B Preferred Stock; and,

6.2.3 Junior to shares of this Series B Preferred Stock, either as to dividends or upon liquidation, if such class or series shall be Common Stock or if the holders of shares of this Series B Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of such class or series.

Part 7 - Reissue.

7.1 **Authorized**. Any shares of Series B Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be retired and shall become authorized but unissued shares of Preferred Stock, which may be reissued as part of a new series of Preferred Stock hereafter created.

Part 8 – No Other Rights. The holders of Series B Preferred Stock shall not have any rights not set forth herein.

Elimination of the Series A Cumulative Preferred Stock: The Corporation hereby certifies the following:

1. That the Articles of Amendment to the Charter of the Corporation establishing and

designating the Series A Cumulative Preferred Stock of the Corporation (the "Series A Preferred") was filed with the Tennessee Secretary of State on July 24, 1998 (the "Series A Certificate of Designations").

2. That all outstanding shares of the Series A Preferred have been delivered to the Company and exchanged upon agreement with the holder thereof pursuant to the terms and conditions of a certain Stock Purchase Agreement among the Corporation and the holders of the Series A Preferred and other shareholders and Perma-Fix Environmental Services, Inc., dated January 18, 2001.

3. That no shares of Series A Preferred remain outstanding.

4. That all shares of the Series A Preferred which have been exchanged have the status of authorized and unissued shares of the Preferred Stock of the Corporation without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors.

5. That effective March 30, 2001, the Board of Directors of the Corporation duly adopted the following resolutions:

> RESOLVED, that no authorized shares of Series A Cumulative Preferred Stock remain outstanding and no shares of Series A Cumulative Preferred Stock will be issued subject to the Certificate of Designations previously filed with respect to the Series A Cumulative Preferred Stock.
>
> FURTHER RESOLVED, that upon completion of the exchange, the officers of the Corporation are hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver an appropriate Certificate of Elimination to the Secretary of State of Tennessee regarding the Series A Class Cumulative Preferred Stock.

ARTICLE VII

Amendments

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Charter in the manner now or hereinafter prescribed herein and by the laws of the State of Tennessee, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VIII

Board of Directors

The number of directors which shall constitute the whole Board of Directors of the Corporation shall be as specified pursuant to the Bylaws of the Corporation and may be altered from time to time as may be provided therein, provided, however, the number of directors which shall

constitute the whole Board of Directors shall be no less than two (2). Directors and officers need not be shareholders. In case of vacancies in the Board of Directors, including vacancies occurring by reason of an increase in the number of directors, a majority of the remaining members of the Board, even though less than a quorum, may elect directors to fill such vacancies to hold office until the next annual meeting of the shareholders.

ARTICLE IX

Amendment of Bylaws

The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation either at any regular or special meeting of the Directors or by the written consent of all Directors, but the powers of the Directors will at all time be subject to the right of the shareholders to adopt, amend or repeal the Bylaws either at any annual or special meeting of shareholders or by the written consent of a majority of the shareholders, and the power of the Directors will not extend to any amendment of the Bylaws respecting the number, qualifications or term of office of the Directors.

ARTICLE X

Exculpatory Provision

No director of the Corporation shall be liable to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for a violation of Section 48-18-304 of the Tennessee Business Corporation Act. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article X is in effect shall be deemed to be doing so in reliance on the provisions of this Article X, and neither the amendment or repeal of this Article X, nor the adoption of any provision of this Charter inconsistent with this Article X, shall apply to or have any effect on the liability or alleged liability of any director or the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article X are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, bylaw, agreement, vote of shareholders or disinterested directors, or otherwise.

If the Tennessee Business Corporation Act is amended to further limit or eliminate liability of the Corporation's directors for breach of fiduciary duty, then a director of this Corporation shall not be liable for any such breach to the fullest extent permitted by the Tennessee Business Corporation Act as so amended. If the Tennessee Business Corporation Act is amended to increase or expand liability of

the Corporation's directors for breach of fiduciary duty, no such amendment shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to the time of such amendment or otherwise adversely affect any right or protection of a director of this Corporation existing at the time of such amendment.

For acts or actions occurring on or after the date of this Amended and Restated Certificate, the Corporation shall indemnify, and advance litigation expenses to its officers and directors to the fullest extent permitted by the Tennessee Business Corporation Act and all other laws of the state of Tennessee. No amendment to or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any officer, director, employee or agent of this Corporation for or with respect to any acts or omissions of such person occurring prior to the time of such amendment or repeal.

ARTICLE XI

<u>Interested Directors</u>

(a) A conflict of interest transaction is a transaction with the Corporation in which a director or officer of the Corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation because of the director's or officer's interest in the transaction if any one (1) of the following is true:

(1) The material facts of the transaction and the director's or officer's interest were disclosed or known to the board of directors or a committee of the board of directors and the board of directors or committee authorized, approved, or ratified the transaction;

(2) The material facts of the transaction and director's or officer's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

(3) The transaction was fair to the Corporation.

(b) For purposes of this Article XI, a director or officer of the Corporation has an indirect interest in a transaction if, but not only if:

(1) Another entity in which the director or officer has a material financial interest or in which the director or officer is a general partner is a party to the transaction; or

(2) Another entity of which the director or officer is a director, officer, or trustee is a party to the transaction and the transaction is or should be considered by the board of directors of the Corporation.

(c) For purposes of Section (a)(1) of this Article XI, a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the directors on the board of directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this section by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize,

approve, or ratify the transaction, a quorum is present for the purpose of taking action under this section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under Section (a)(1) of this Article XI, if the transaction is otherwise authorized, approved, or ratified as provided in that section.

(d) For purposes of Section (a)(2) of this Article XI, a conflict of interest transaction is authorized, approved, or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a director or officer who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in Section (b)(1) of Article XI, may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section (a)(2) of Article XI.

A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this Article XI.

ARTICLE XII

Business Opportunities

The Corporation shall have the power to renounce, in its charter or by action of its Board of Directors, any interest in or expectancy of the Corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the Corporation or one or more of its officers, directors or stockholders.

ARTICLE XIII

Principal Office

The Corporation's principal office is 109 Jefferson Avenue, Oak Ridge, Anderson County, Tennessee 37830.

Incorporator

The name, address and zip code of the Incorporator is John F. Cox, 109 Jefferson Avenue, Oak Ridge, Anderson County, Tennessee 37830.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed by its Chief Executive Officer and attested to by its Secretary this 11th day of June, 2001.

EAST TENNESSEE MATERIALS AND ENERGY CORPORATION

By: ______________________________
Joe W. Anderson, Chief Executive Officer

ATTEST:

____
John F. Cox, Secretary

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